UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 East 200 North
Alpine, Utah	84004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 2, 2018 (the “Closing Date”), our predecessor, Global Partner Acquisition Corp. (“GPAC”), consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among GPAC, PRPL Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of GPAC (“Merger Sub”), Purple Innovation, LLC, a Delaware limited liability company (“Purple LLC”), InnoHold, LLC, a Delaware limited liability company and the sole equity holder of Purple LLC (“InnoHold”), and Global Partner Sponsor I LLC, solely in its capacity thereunder as the representative of GPAC after the consummation of the transactions contemplated by the Merger Agreement (the “Parent Representative” or the “Sponsor”), which provided for GPAC’s acquisition of Purple LLC’s business through a merger of Merger Sub with and into Purple LLC, with Purple LLC being the survivor in the merger (the “Business Combination”).

In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from “Global Partner Acquisition Corp.” to “Purple Innovation, Inc.” Unless the context otherwise requires, “we,” “us,” “our,” “Purple” and the “Company” refer to the combined company and its subsidiaries, including Purple LLC and its subsidiaries. “Global Partner Acquisition Corp.” and “GPAC” refer to the registrant prior to the Closing, and the “Purple Business” or “Purple before the Business Combination” refers to the Purple business before it became a wholly owned subsidiary of the Company upon the Closing.

This Amendment No. 3 to the Current Report on Form 8-K filed by the Company on February 8, 2018, as amended by Amendment No. 1 filed on February 14, 2018 and Amendment No. 2 filed on March 15, 2018 (as amended, the “Original Report”), is being filed to update the disclosure in Item 2.01 to present certain supplementary financial information of Purple LLC for the fiscal years ended December 31, 2016 and 2017. Except as updated to include the information below, no other changes are being made to the Original Report.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SUPPLEMENTARY FINANCIAL INFORMATION

The following tables set forth selected unaudited quarterly data of Purple LLC for the periods shown (U.S. dollars in thousands):

	Quarter Ended
	December 31 2017	September 30 2017	June 30 2017	March 31 2017
Revenues, net	$63,039	$56,011	$47,685	$30,124
Gross profit	$28,479	$24,449	$21,173	$14,294
Net income (loss)	$(2,009)	$(5,084)	$3,631	$(1,980)

	Quarter Ended
	December 31 2016	September 30 2016	June 30 2016	March 31 2016
Revenues, net	$24,591	$20,184	$15,354	$5,344
Gross profit	$9,779	$6,007	$4,726	$965
Net income (loss)	$(236)	$(90)	$(139)	$(1,436)

The other information set forth in Item 2.01 of the Original Report is incorporated by reference as if fully set forth herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2018	PURPLE INNOVATION, INC.

	By:	/s/ Mark A. Watkins
Mark A. Watkins
Chief Financial Officer

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